UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 27, 2017

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 27, 2017, Towerstream Corporation (the “Company”) filed a certificate of amendment (the “Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), on a one for seventy-five basis (the “Reverse Stock Split”). The Reverse Stock Split was announced on the Daily List maintained by Financial Industry Regulatory Authority, Inc. on September 28, 2017, and will take effect at the open of business on September 29, 2017.

As previously disclosed in a Current Report on Form 8-K filed on May 4, 2017, on May 4, 2017, shareholders of the Company approved a reverse stock split of the Company’s issued and outstanding Common Stock by a ratio of not less than one for two and not more than one for one hundred at any time prior to May 4, 2018, with such ratio to be determined by the Company’s Board of Directors, in its sole discretion. The Reverse Stock Split ratio of one for seventy-five was approved by the Company’s Board of Directors in September 2017.

As a result of the Reverse Stock Split, every seventy-five shares of the Company’s pre-reverse split Common Stock will be combined and reclassified into one share of the Company’s Common Stock. No fractional shares of Common Stock will be issued. Stockholders who otherwise would be entitled to a fractional share shall receive the next higher number of whole shares. The par value and other terms of Company’s Common Stock were not affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split Common Stock has a new CUSIP number of 892000 308.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS.

On September 28, 2017, the Company issued a press release announcing the Reverse Stock Split. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

99.1	Press Release of Towerstream Corporation, dated September 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: September 28, 2017	By: /s/ Ernest Ortega
Ernest Ortega
Chief Executive Officer